Exhibit 10.90

Execution Version

AMENDMENT NO. 3 TO THE COMMON TERMS AGREEMENT

This AMENDMENT NO. 3 TO THE COMMON TERMS AGREEMENT (this “Amendment”), dated as of October 23, 2024 is in respect of the Amended & Restated Common Terms Agreement, dated as of March 13, 2023 (as amended, amended and restated, modified or supplemented from time to time, the “Common Terms Agreement”), by and among Venture Global Plaquemines LNG, LLC, a Delaware limited liability company (the “Borrower”), Venture Global Gator Express, LLC (the “Guarantor”), Natixis, New York Branch, as the Credit Facility Agent on behalf of itself and the Credit Facility Lender Parties (in such capacity, the “Credit Facility Agent”), each other Facility Agent that is Party thereto from time to time on behalf of itself and the Facility Lenders under its Facility Agreement, and Royal Bank of Canada, as the Intercreditor Agent for the Facility Lenders (in such capacity, the “Intercreditor Agent”), as amended by that certain Amendment No. 1 to the Common Terms Agreement, dated as of September 29, 2023 and that certain Amendment No. 2 to the Common Terms Agreement and Amendment No. 1 to the Common Security and Account Agreement, dated as of May 15, 2024. Reference is also made to the Amended & Restated Credit Facility Agreement, dated as of March 13, 2023 (as amended, amended and restated, modified or supplemented from time to time, the “Credit Facility Agreement”), by and among the Borrower, the Guarantor, the Lenders party thereto from time to time, the Issuing Banks party thereto from time to time, the Credit Facility Agent, and solely for purposes of Section 3.06 thereof, Royal Bank of Canada, as Collateral Agent (in such capacity, the “Collateral Agent”). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Common Terms Agreement, or if not defined therein, the Credit Facility Agreement. For all purposes of this Amendment, except as otherwise expressly provided, the rules of interpretation set forth in Section 1.2 of Schedule A (Common Definitions and Rules of Interpretation) of the Common Terms Agreement are hereby incorporated by reference, mutatis mutandis, as if fully set forth herein.

WHEREAS, the Borrower has requested that the Credit Facility Lenders under the Credit Facility Agreement (collectively, the “Lenders” and each individually, a “Lender”), the Credit Facility Agent and the Intercreditor Agent consent and agree, and the Lenders constituting the Required Lenders, the Credit Facility Agent and the Intercreditor Agent are willing to consent and agree, to amend the Common Terms Agreement on the terms and conditions set forth herein and in accordance with Section 23.15 of the Common Terms Agreement, Section 4 of the Intercreditor Agreement and Section 11.01 of the Credit Facility Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the agreements, provisions and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.  Amendment. Upon the effectiveness of this Amendment in accordance with Section 2 below, each of the Lenders party hereto, the Credit Facility Agent (at the direction of Required Lenders) and the Intercreditor Agent hereby consent and agree to amend the Common Terms Agreement as follows:

1.1 Section 4.3(a)(ii)(C) (Conditions to Each Term Loan Advance; Disbursement Request) of the Common Terms Agreement shall be deleted in its entirety and replaced with the following:

(C) (1) that the construction of the Project Facilities is proceeding substantially in accordance with the construction schedule set out in the Construction Budget and Schedule or, if not so proceeding, any delays shall, prior to the Project Phase 1 Completion Date, not be reasonably expected to cause the Project Phase 1 Completion Date to otherwise not be achieved by the Phase 1 LNG Facility Date Certain or not be reasonably expected to cause the Project Phase 2 Completion Date to otherwise not be achieved by the Phase 2 LNG Facility Date Certain and, after the Project Phase 1 Completion Date and prior to the Project Phase 2 Completion Date, not be reasonably expected to cause the Project Phase 2 Completion Date to otherwise not be achieved by the Phase 2 LNG Facility Date Certain, (2) as to the current utilization of previous Advances and (3) that, computed without duplication, the Facility Debt Commitments, funds on deposit in the Construction Account (including any Equity Funding remaining on deposit in the Construction Account), Contingency Reserve Account, the Phase 1 Pre-Completion Revenues Account (until the Project Phase 1 Completion Date), the Phase 2 Pre-Completion Revenues Account and the Permitted Finance Costs Reserve Account, and the projected contracted Cash Flow constituting Pre-Completion Revenues anticipated from the fixed component under LNG SPAs for the sale of Pre-Completion Quantities (including any confirmations related thereto) which are then in effect reasonably anticipated by Borrower to be received prior to the Project Phase 2 Completion Date, and with respect to the Project Phase 2 Completion Date and Phase 2 LNG Facility Date Certain only, the projected contracted Cash Flow from the fixed component under the Qualifying LNG SPAs reasonably anticipated by Borrower to be received prior to the Project Phase 2 Completion Date are sufficient to achieve the Project Phase 1 Completion Date by the Phase 1 LNG Facility Date Certain and the Project Phase 2 Completion Date by the Phase 2 LNG Facility Date Certain;

1.2 Section 5.2(t) (Sufficiency of Funds) of the Common Terms Agreement shall be deleted in its entirety and replaced with the following:

The Borrower reasonably believes that, computed without duplication, the Facility Debt Commitments, funds on deposit in the Construction Account (including any Equity Funding remaining on deposit in the Construction Account), Contingency Reserve Account, the Phase 1 Pre-Completion Revenues Account (until the Project Phase 1 Completion Date), the Phase 2 Pre-Completion Revenues Account and the Permitted Finance Costs Reserve Account, and the projected contracted Cash Flow constituting Pre- Completion Revenues anticipated from the fixed component under LNG SPAs for the sale of Pre-Completion Quantities (including any confirmations related thereto) which are then in effect reasonably anticipated by Borrower to be received prior to the Project Phase 2 Completion Date, and with respect to the Project Phase 2 Completion Date and Phase 2 LNG Facility Date Certain only, the projected contracted Cash Flow from the fixed component under the Qualifying LNG SPAs reasonably anticipated by Borrower to be received prior to the Project Phase 2 Completion Date shall be sufficient to achieve the Project Phase 1 Completion Date by the Phase 1 LNG Facility Date Certain and the Project Phase 2 Completion Date by the Phase 2 LNG Facility Date Certain.

1.3 Section 11.3(d) (Project Phase 1 Pre-Completion Revenue Restricted Payments) of the Common Terms Agreement shall be deleted in its entirety and replaced with the following:

(d) the Obligors have certified to the Credit Facility Agent, and the Independent Engineer has confirmed, that (A) computed without duplication, the Facility Debt Commitments, funds on deposit in the Construction Account (including any Equity Funding remaining on deposit in the Construction Account), Contingency Reserve Account (excluding the amount equal to the Contingency Reserve Amount as described in clause (a) of the definition thereof), the Phase 1 Pre-Completion Revenues Account (until the Project Phase 1 Completion Date), the Phase 2 Pre-Completion Revenues Account and the Permitted Finance Costs Reserve Account, and the projected contracted Cash Flow constituting Pre-Completion Revenues anticipated from the fixed component under LNG SPAs for the sale of Pre-Completion Quantities (including any confirmations related thereto) which are then in effect reasonably anticipated by Borrower to be received prior to the Project Phase 2 Completion Date, and with respect to the Project Phase 2 Completion Date and Phase 2 LNG Facility Date Certain only, the projected contracted Cash Flow from the fixed component under the Qualifying LNG SPAs reasonably anticipated by Borrower to be received prior to the Project Phase 2 Completion Date are sufficient to achieve (x) the Project Phase 1 Completion Date by the Phase 1 LNG Facility Date Certain and (y) the Project Phase 2 Completion Date by the Phase 2 LNG Facility Date Certain and (B) the Borrower is reasonably expected to achieve (x) the Project Phase 1 Completion Date by the Phase 1 LNG Facility Date Certain and (y) the Project Phase 2 Completion Date by the Phase 2 LNG Facility Date Certain;

1.4 Section 11.4(d)(i) (Project Phase 2 Pre-Completion Revenue Restricted Payments) of the Common Terms Agreement shall be deleted in its entirety and replaced with the following:

(i) (A) computed without duplication, the Facility Debt Commitments, funds on deposit in the Construction Account (including any Equity Funding remaining on deposit in the Construction Account), Contingency Reserve Account (excluding the amount equal to the Contingency Reserve Amount), the Phase 1 Pre-Completion Revenues Account (until the Project Phase 1 Completion Date), the Phase 2 Pre-Completion Revenues Account and the Permitted Finance Costs Reserve Account, and the projected contracted Cash Flow constituting Pre-Completion Revenues anticipated from the fixed component under LNG SPAs for the sale of Pre-Completion Quantities (including any confirmations related thereto) which are then in effect reasonably anticipated by Borrower to be received prior to the Project Phase 2 Completion Date, and with respect to the Project Phase 2 Completion Date and Phase 2 LNG Facility Date Certain only, the projected contracted Cash Flow from the fixed component under the Qualifying LNG SPAs reasonably anticipated by Borrower to be received prior to the Project Phase 2 Completion Date are sufficient to (x) achieve (I) if the Project Phase 1 Completion Date has not yet occurred, the Project Phase 1 Completion Date by the Phase 1 LNG Facility Date Certain and (II) the Project Phase 2 Completion Date by the Phase 2 LNG Facility Date Certain and (y) after the Project Phase 1 Completion Date, pay any Phase 1 Reserve Amounts; and

1.5 Certification 7 in Schedule B-1 (Disbursement Request Form (Term Loans)) of the Common Terms Agreement shall be deleted in its entirety and replaced with the following:

7. Computed without duplication, the Facility Debt Commitments, funds on deposit in the Construction Account (including any Equity Funding remaining on deposit in the Construction Account), Contingency Reserve Account, the Phase 1 Pre-Completion Revenues Account (until the Project Phase 1 Completion Date), the Phase 2 Pre- Completion Revenues Account and the Permitted Finance Costs Reserve Account, and the projected contracted Cash Flow constituting Pre-Completion Revenues anticipated from the fixed component under LNG SPAs for the sale of Pre-Completion Quantities (including any confirmations related thereto) which are then in effect reasonably anticipated by Borrower to be received prior to the Project Phase 2 Completion Date, and with respect to the Project Phase 2 Completion Date and Phase 2 LNG Facility Date Certain only, the projected contracted Cash Flow from the fixed component under the Qualifying LNG SPAs reasonably anticipated by Borrower to be received prior to the Project Phase 2 Completion Date will be sufficient to achieve [the Project Phase 1 Completion Date by the Phase 1 LNG Facility Date Certain and]16 the Project Phase 2 Completion Date by the Phase 2 LNG Facility Date Certain;

Section 2. Effectiveness. This Amendment shall become effective as of the date hereof subject to satisfaction of the following conditions precedent:

2.1 delivery of executed counterparts of this Amendment by each of (a) the Borrower, (b) the Guarantor, (c) the Intercreditor Agent, (d) the Credit Facility Agent (who constitutes the Requisite Intercreditor Parties (as defined in the Intercreditor Agreement)) and (e) Lenders constituting the Required Lenders under the Credit Facility Agreement;

2.2 the Intercreditor Agent and the Credit Facility Agent shall have received a certificate from the Borrower certifying that:

(a)

(i)

the sum of (1) the Facility Debt Commitments, (2) funds on deposit in the Construction Account (including any Equity Funding remaining on deposit in the Construction Account), Contingency Reserve Account, the Phase 1 Pre-Completion Revenues Account, the Phase 2 Pre-Completion Revenues Account and the Permitted Finance Costs Reserve Account, (3) the projected contracted Cash Flow constituting Pre-Completion Revenues anticipated from the fixed component under LNG SPAs for the sale of Pre- Completion Quantities (including any confirmations related thereto) which are then in effect reasonably anticipated by Borrower to be received prior to the Project Phase 2 Completion Date, and (4) with respect to the Project Phase 2 Completion Date and Phase 2 LNG Facility Date Certain only, the projected contracted Cash Flow from the fixed component under the Qualifying LNG SPAs reasonably anticipated by Borrower to be received prior to the Project Phase 2 Completion Date, equals or exceeds

(ii) the amount of funds that are, as of the date hereof, reasonably required to achieve (x) the Project Phase 1 Completion Date and (y) the Project Phase 2 Completion Date (in each case, excluding any amounts required to be funded in the Senior Facilities Debt Service Reserve Account and each other Additional Debt Service Reserve Account (if any) (or, if the Senior Facilities Debt Service Reserve Account or any such Additional Debt Service Reserve Account is not yet required to be funded, the amount that will be required to be funded therein on the first date on which such account is required to be funded)) by (1) in the case of clause (x) above, by the Phase 1 LNG Facility Date Certain and (2) in the case of clause (y) above, by the Phase 2 LNG Facility Date Certain (such amount in this clause (ii), the “Required Completion Amount”);

(b) the Borrower reasonably believes that (x) the Project Phase 1 Completion Date shall occur by the Phase 1 LNG Facility Date Certain and (y) the Project Phase 2 Completion Date shall occur by the Phase 2 LNG Facility Date Certain.

2.3 the Borrower has delivered to the Intercreditor Agent a certification from the Independent Engineer confirming (a) that it reasonably expects (x) the Project Phase 1 Completion Date shall occur by the Phase 1 LNG Facility Date Certain and (y) the Project Phase 2 Completion Date shall occur by the Phase 2 LNG Facility Date Certain and (b) the Obligors are reasonably anticipated to have access to funds equal to or in excess of the Required Completion Amount.

Section 3. Representations and Warranties. Each of the Obligors hereby represents and warrants to the Lenders, Credit Facility Agent and Intercreditor Agent that:

3.1 upon the effectiveness of the amendments set forth in Section 1, no Unmatured Loan Facility Event of Default or Loan Facility Event of Default has occurred and is Continuing or will result from the consummation of the transactions contemplated by this Amendment; and

3.2 upon the effectiveness of the amendments set forth in Section 1, each of the representations and warranties of the Obligors in the Common Terms Agreement, the Credit Facility Agreement and the other Finance Documents is true and correct in all material respects except (A) for those representations and warranties that are qualified by materiality, which are true and correct in all respects on and as of the date hereof (or, if stated to have been made solely as of an earlier date, as of such earlier date) and (B) for the representations and warranties set forth in Section 5.1 (Initial Representations and Warranties of the Obligors) of the Common Terms Agreement, which were made only on the Upsize Closing Date.

Section 4. Finance Document. This Amendment constitutes a Finance Document as such term is defined in, and for purposes of, the Common Terms Agreement. Each of the parties hereto agree that each reference to “Common Terms Agreement” in each Finance Document, including the Intercreditor Agreement and Credit Facility Agreement, shall refer to the Common Terms Agreement as amended hereby.

Section 5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.

Section 6. Headings. All headings in this Amendment are included only for convenience and ease of reference and shall not be considered in the construction and interpretation of any provision hereof.

Section 7. Binding Nature and Benefit; Amendment. This Amendment shall be binding upon and inure to the benefit of each party hereto and their respective successors and permitted assigns. This Amendment may not be amended or modified except pursuant to a written instrument signed by all parties hereto.

Section 8. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original for all purposes, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or portable document format (“pdf”) shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 9. No Modifications; No Other Matters. Except as expressly provided for herein, the terms and conditions of the Common Terms Agreement, the Credit Facility Agreement and the other Finance Documents shall continue unchanged and shall remain in full force and effect. This Amendment shall apply solely in the specific instances and for the specific purposes expressly set forth herein and shall not be deemed or construed as a waiver of any other matters or to prejudice any rights which any of the Secured Parties may now have or may have in the future under or in connection with the Finance Documents or any of the instruments or documents referred to therein, nor shall this Amendment apply to any other matters.

Section 10. E-Signature. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any legal requirements, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 11. Direction to Credit Facility Agent and Intercreditor Agent.

11.1 By their signature below, each of the undersigned Credit Facility Lenders (collectively constituting the Required Lenders) instructs the Credit Facility Agent to (i) execute this Amendment and (ii) direct the Intercreditor Agent to execute this Amendment; and

11.2 Based on the instructions in Section 11.1, the Credit Facility Agent, constituting the Requisite Intercreditor Parties (as defined in the Intercreditor Agreement), hereby directs the Intercreditor Agent to execute this Amendment.

[Remainder of the page left intentionally blank.]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed by their officers thereunto duly authorized as of the day and year first above written.

VENTURE GLOBAL PLAQUEMINES LNG, LLC, as the Borrower

By:	/s/ Jonathan W. Thayer
Name:	Jonathan W. Thayer
Title:	Chief Financial Officer

VENTURE GLOBAL GATOR EXPRESS, LLC, as the Guarantor

By:	/s/ Jonathan W. Thayer
Name:	Jonathan W. Thayer
Title:	Chief Financial Officer

SIGNATURE PAGE TO AMENDMENT NO. 3 TO CTA

Acknowledged and agreed as of the first date set
forth above.

NATIXIS, NEW YORK BRANCH,
as Credit Facility Agent

By:	/s/ Katarina Janosikova
Name:	Katarina Janosikova
Title:	Director

By:	/s/ Frederic Bouley
Name:	Frederic Bouley
Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 3 TO CTA

Acknowledged and agreed as of the first date set
forth above.

ROYAL BANK OF CANADA,
as Intercreditor Agent

By:	/s/ Richard DSouza
Name:	Richard DSouza
Title:	Manager Agency Services

SIGNATURE PAGE TO AMENDMENT NO. 3 TO CTA

Acknowledged and agreed as of the first date set forth above.

National Bank of Canada, as Lender

By:	/s/ Andrew Nguyen
Name:	Andrew Nguyen
Title:	Authorized Signatory

By:	/s/ John Hunt
Name:	John Hunt
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3 TO CTA

Acknowledged and agreed as of the first date set forth above.

[__], as Lender

By:	/s/ Michael Pantelogianis
Name:	Michael Pantelogianis
Title:	Co-CEO
Apterra Infrastructure Capital LLC

SIGNATURE PAGE TO AMENDMENT NO. 3 TO CTA

Acknowledged and agreed as of the first date set forth above.

Goldman Sachs Bank USA, as Lender

By:	/s/ Priyankush Goswami
Name:	Priyankush Goswami
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3 TO CTA

Acknowledged and agreed as of the first date set
forth above.

KfW. IPEX-Bank GmbH,
as Lender

By:	/s/ Philipp Meyer-Gohde
Name:	Philipp Meyer-Gohde
Title:	Vice President

By:	/s/ Erik Beste
Name:	Erik Beste
Title:	Associate

SIGNATURE PAGE TO AMENDMENT NO. 3 TO CTA

Acknowledged and agreed as of the first date set forth above.

JPMORGAN CHASE BANK, N.A., as Lender

By:	/s/ Arina Mavilian
Name:	Arina Mavilian
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 TO CTA

Acknowledged and agreed as of the first date set forth above.

AOZORA BANK, LTD., as Lender

By:	/s/ Hirokazu Aoyama
Name:	Hirokazu Aoyama
Title:	Senior Vice President & Group Head

SIGNATURE PAGE TO AMENDMENT NO. 3 TO CTA

Acknowledged and agreed as of the first date set forth above.

ACT JUNIPER A, L.P., as Lender
By: Apollo Clean Transition Capital Advisors,
L.P., its general partner
By: ACTC Advisors GP, LLC, its general partner

By:	/s/ William B. Kuesel
	Name:	William B. Kuesel
	Title:	Vice President

AIC HOLDINGS 2-Z, as Lender
By: AIC Intermediate Holdings (DC), LLC, its general partner
By: Apollo Infrastructure Company LLC – Series
II, its sole member
By: Apollo Principal Holdings B, L.P., its sole member
By: Apollo Principal Holdings B GP, LLC, its general partner

By:	/s/ William B. Kuesel
	Name:	William B. Kuesel
	Title:	Vice President

APOLLO CREDIT MASTER FUND LTD., as Lender
By: Apollo ST Fund Management LLC, its investment manager

By:	/s/ William B. Kuesel
	Name:	William B. Kuesel
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 3 TO CTA

APOLLO CREDIT STRATEGIES ABSOLITE
RETURN AGGREGATOR A, L.P., as Lender
By: Apollo Defined Return Management, L.P., its investment manager
By: Apollo Defined Return Management GP,
LLC, its general partner

By:	/s/ William B. Kuesel
	Name:	William B. Kuesel
	Title:	Vice President

APOLLO PYTHIA FUND, L.P.,
as Lender
By: Apollo Delphi Management, L.P., its investment manager
By: Apollo Delphi Management GP, LLC, its general partner
By: Apollo Capital Management, L.P., its sole member
By: Apollo Capital Management GP, LLC, its general partner

By:	/s/ William B. Kuesel
	Name:	William B. Kuesel
	Title:	Vice President

APOLLO TR IMPACT AND SUSTAINABLE
CREDIT HOLDINGS LTD., as Lender
By: Apollo Total Return Master Fund LP, its shareholder
By: Apollo Total Return Management LLC, its investment manager

By:	/s/ William B. Kuesel
	Name:	William B. Kuesel
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 3 TO CTA

ATHORA LUX INVEST NL – CRE DIRECT
LENDING FUND, as Lender
By: Apollo Management International LLP, its portfolio manager
By: Apollo International Management Holdings,
LLC, its member

By:	/s/ William B. Kuesel
	Name:	William B. Kuesel
	Title:	Vice President

APOLLO DIVERSIFIED CREDIT FUND, as Lender
By: Apollo Capital Credit Adviser, LLC, its investment manager

By:	/s/ William B. Kuesel
	Name:	Kristin Hester
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 3 TO CTA

Acknowledged and agreed as of the first date set forth above.

MIZUHO BANK, LTD.,
As Lender

By:	/s/ Dominick D’Ascoli
Name:	Dominick D’Ascoli
Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 3 TO CTA

Acknowledged and agreed as of the first date set forth above.

Regions Bank,
as Lender

By:	/s/ Tedrick Tarver
Name:	Tedrick Tarver
Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 3 TO CTA

Acknowledged and agreed as of the first date set forth above.

Landesbank Baden-Wuerttemberg New York
Branch,
as Lender

By:	/s/ Arndt Bruns
Name:	Arndt Bruns
Title:	Director

By:	/s/ Andre Sorokin
Name:	Andre Sorokin
Title:	Associate

SIGNATURE PAGE TO AMENDMENT NO. 3 TO CTA

Acknowledged and agreed as of the first date set
forth above.

LANDESBANK HESSEN-THÜRINGEN
GIROZENTRALE, NEW YORK BRANCH,
as Lender

By:	/s/ Manuel Liebers
Name:	Manuel Liebers
Title:	Vice President

By:	/s/ Ralf Goebel
Name:	Ralf Goebel
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 3 TO CTA

Acknowledged and agreed as of the first date set forth above.

BANK OF AMERICA, N.A.,
as Lender

By:	/s/ Ronald E. McKaig
Name:	Ronald E. McKaig
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 TO CTA

Acknowledged and agreed as of the first date set forth above.

[SPT Infrastructure Finance Sub-4 LLC], as Lender

By:	/s/ Haig Najarian
Name:	Haig Najarian
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3 TO CTA

Acknowledged and agreed as of the first date set forth above.

MUFG Bank Ltd., as Lender

By:	/s/ John Smith
Name:	John Smith
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 3 TO CTA

Acknowledged and agreed as of the first date set forth above.

CaixaBank S A, as Lender

By:	/s/ Jesus Andese
Name:	Jesus Ansede
Title:

By:	/s/ Maria Luisa Muñoz
Name:	Maria Luisa Muñoz
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 TO CTA

Acknowledged and agreed as of the first date set forth above.

BANCO DE SABADELL, S.A., MIAMI
BRANCH, as Lender

By:	/s/ Enrique Castillo
Name:	Enrique Castillo
Title:	Head of Corporate Banking

SIGNATURE PAGE TO AMENDMENT NO. 3 TO CTA

Acknowledged and agreed as of the first date set forth above.

THE BANK OF NOVA SCOTIA, HOUSTON
BRANCH, as Lender

By:	/s/ Joe Lattanzi
Name:	Joe Lattanzi
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 TO CTA

Acknowledged and agreed as of the first date set forth above.

Truist Bank, as Lender

By:	/s/ David Rhodes
Name:	David Rhodes
Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 3 TO CTA

Acknowledged and agreed as of the first date set forth above.

BANK OF CHINA, NEW YORK BRANCH as Lender

By:	/s/ Jinan Yan
Name:	Jinan Yan
Title:	Executive Vice President

SIGNATURE PAGE TO AMENDMENT NO. 3 TO CTA

Acknowledged and agreed as of the first date set forth above.

RAYMOND JAMES BANK,
as Lender

By:	/s/ Robert F. Moyle
Name:	Robert F. Moyle
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 TO CTA

Acknowledged and agreed as of the first date set forth above.

WELLS FARGO BANK, N.A., as Lender

By:	/s/ Nathan Starr
Name:	Nathan Starr
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 TO CTA